NEW CENTURY COMPANIES, INC.
                           9835 Santa Fe Springs Road
                           Santa Fe Springs, CA 90670


                                                     February 28, 2006


CAMOFI Master LDC
c/o Centrecourt Asset Management LLC
350 Madison Ave., 8th Floor
New York, NY 10017

         Re:  New Century Companies, Inc. (the "Company")
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Dear Gentlemen:

      The undersigned is an owner of record or beneficially of certain shares of common stock ("Common Stock") of the Company or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to enter into a financing transaction (the "Transaction") with CAMOFI Master LDC ("CAM"), the "Lender". The undersigned recognizes that the Transaction will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that the Company and the Lender are relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out the Transaction.

      In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any immediate family member of (i) the undersigned or (ii) the undersigned's spouse, living in the undersigned's household not to), without the prior written consent of the Lender (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period of 12 months from the effective date of the registration statement covering shares of Common Stock which may be acquired by the Lenders in connection with the Transaction. The foregoing sentence shall not apply to the transfer of any or all shares of Common Stock owned by the undersigned, either during his or her lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in any such case it shall be a condition to such transfer that the transferee executes and delivers to the Lender an agreement stating that the transferee is receiving and holding the Common Stock subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock except in accordance with this letter agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions. For purposes of this paragraph, the term "immediate family" shall have the same meaning as set forth in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended.

      The undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Common Stock owned either of record or beneficially by the undersigned.

      This letter agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.




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                                    Printed Name of Holder



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                                    Signature